METROPOLITAN WEST FUNDS

Supplement dated July 8, 2020 to

(i) the Prospectus dated July 29, 2019, as supplemented, for the Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West Ultra Short Bond Fund, and

(ii) the Prospectus dated March 6, 2020

for the Metropolitan West Total Return Bond Fund and Metropolitan West Unconstrained Bond Fund

To current and prospective shareholders in each series of the Metropolitan West Funds (those series, collectively, the “Funds”):

Metropolitan West Asset Management, LLC, the investment adviser to each Fund (the “Adviser”), is investigating and working to resolve a cybersecurity incident that has affected it and its affiliated parent company and related investment advisers (collectively with the Adviser, “TCW”). As part of this investigation, TCW has engaged third-party cybersecurity experts and law enforcement to address the incident. TCW has implemented a series of containment and remediation measures to resolve this issue.

The incident did impact some of TCW’s computer systems, but the Adviser so far has been able to maintain its critical business activities, including trading and portfolio management for the Funds.

TCW currently does not believe that the Funds have been materially affected by this incident. The Funds have continued to process purchases and redemptions without interruption, and have calculated their daily net asset values per share as required. All assets of the Funds are held with their third-party bank custodian. That custodian was not affected by this incident.

TCW takes the security of your data extremely seriously and regularly reviews its systems to protect them against these types of incidents. TCW’s investigation is ongoing, and it is possible that further unexpected problems may be discovered. However, TCW does not have indications at this stage that Fund or shareholder data was stolen.

We know how important your trust is in TCW, and TCW is taking steps to further enhance its security program to help prevent similar incidents from happening in the future.

Please retain this Supplement with your Prospectuses for future reference.

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